Supplemental Agreement No. 1

                               to

                   Purchase Agreement No. 1916

                             between

                       The Boeing Company

                               and

             INTERNATIONAL LEASE FINANCE CORPORATION

            Relating to Boeing Model 777-200 Aircraft


     THIS SUPPLEMENTAL AGREEMENT, entered into as of the 9th day of February, 1998, by and between THE BOEING COMPANY, a Delaware corporation (Boeing), and International Lease Finance Corporation, a corporation with its principal office in the City of Los Angeles, State of California, (Buyer);

                      W I T N E S S E T H:
                      -------------------

     WHEREAS, the parties hereto entered into Purchase Agreement
No. 1916 dated June 24, 1996, relating to Boeing Model 777-200 aircraft (the Agreement) and

     WHEREAS, the parties desire to supplement the Agreement as hereinafter set forth, to (i) recalculate the Advance Payment Base Prices for all Aircraft as defined in Article 3.4.2. of the Agreement, (ii) revise the engine allocations for the * and * Aircraft and (iii) add previously executed letter agreements 6-1162-JDR-267R1, 6-1162-SSM-435 and 6-1162-SSM-482, as well as certain additional changes as set forth herein,

    NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

__________
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

     1. The Table of Contents is deleted in its entirety and is replaced by a new Table of Contents. Such revised Table of Contents is attached hereto and incorporated into the Agreement by this reference.

     2. Table 1 to the Purchase Agreement entitled "Aircraft Deliveries and Descriptions," is deleted in its entirety and is replaced by a new Table 1 reflecting (i) the recalculation of the Advance Payment Base Prices for all Aircraft, (ii) installation of Rolls Royce engines in lieu of Pratt and Whitney engines in the * Aircraft and (iii) installation of Pratt and Whitney engines in lieu of Rolls Royce engines on the * Aircraft. Such revised Table 1 is attached hereto and incorporated into the Agreement by this reference.

     3. Previously executed Letter Agreement No. 6-1162-JDR-267R1, entitled "Certain Contractual Matters", supersedes and replaces
Letter Agreement No. 6-1162-JDR-267 in its entirety and is incorporated into the Agreement by this reference. Letter
Agreement No. 6-1162-JDR-267R1 * the amount that the airframe credit memoranda for the * will be * in accordance with paragraph
1.1.1 and clarifies the application of credit memoranda to operational weight increases.

     4. Previously executed Letter Agreement No. 6-1162-SSM-435, entitled " * Matters", supersedes and replaces Letter Agreement No. 6-1162-JDR-273 in its entirety and is incorporated into the Agreement by this reference.

     5. Previously executed Letter Agreement No. 6-1162-SSM-482, entitled " * Operator Matters - Model 737, 747, 757, 767, 777
Aircraft", supersedes and replaces Letter Agreement No.
6-1162-JDR-271 in its entirety and is incorporated into the Agreement by this reference.

     6. Boeing and Buyer agree that the terms and conditions of Letter Agreement No. 1916-1, shall apply to this Supplemental
Agreement No. 1 and related letter agreements.

     The Agreement shall be deemed to be supplemented to the extent herein provided and as so supplemented shall continue in full force and effect.

__________
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

     EXECUTED IN DUPLICATE as of the day and year first above written.


THE BOEING COMPANY                   INTERNATIONAL LEASE
                                     FINANCE CORPORATION


By: /s/ J.D. ROBINSON                BY:  /s/ MARTIN OLSON
    -----------------------               ---------------------------

Its: Attorney-In-Fact                Its: Dir - Marketing
     ----------------------               ---------------------------

                        TABLE OF CONTENTS

                                                  Page         SA
                                                 Number      Number
                                                 ------      ------
ARTICLES

1.   Subject Matter of Sale. . . . . . . . . . . .1-1

2.   Delivery, Title and Risk
     of Loss . . . . . . . . . . . . . . . . . . .2-1

3.   Price of Aircraft . . . . . . . . . . . . . .3-1

4.   Taxes . . . . . . . . . . . . . . . . . . . .4-1

5.   Payment . . . . . . . . . . . . . . . . . . .5-1

6.   Excusable Delay . . . . . . . . . . . . . . .6-1

7.   Changes to the Detail
     Specification . . . . . . . . . . . . . . . .7-1

8.   Federal Aviation Requirements and
     Certificates and Export License . . . . . . .8-1

9.   Representatives, Inspection,
     Flights and Test Data . . . . . . . . . . . .9-1

10.  Assignment, Resale or Lease. . . . . . . . .10-1

11.  Termination for Certain Events . . . . . . .11-1

12.  Product Assurance; Disclaimer and
     Release; Exclusion of Liabilities;
     Customer Support; Indemnification
     and Insurance . . . . . . . . . . . . . . ..12-1

13.  Buyer Furnished Equipment and
     Spare Parts . . . . . . . . . . . . . . . ..13-1

14.  Contractual Notices and Requests . . . . .  14-1

15.  Miscellaneous. . . . . . . . . . . . . . . .15-1

TABLES

1.   Aircraft Deliveries and
     Descriptions. . . . . . . . . . . . . . . . .S-1        SA-1

/TABLE

                        TABLE OF CONTENTS

                                                        SA
                                                     Number
                                                     ---------
EXHIBITS
---------

A   Aircraft Configuration . . . . . . . . . . . .

B   Product Assurance Document . . . . . . . . . .

C   Customer Support Document. . . . . . . . . . .

D   Price Adjustments Due to
    Economic Fluctuations -
    Airframe and Engines. . . . . . . . . . . . . .

E   Buyer Furnished Equipment
    Provisions Document . . . . . . . . . . . . . .

F   Defined Terms Document . . . . . . . . . . . .


LETTER AGREEMENTS
-----------------

1916-1  Disclosure of Confidential
        Information . . . . . . . . . . . . . . . .

1916-2  Waiver of Aircraft Demonstration
        Flights . . . . . . . . . . . . . . . . . .

1916-3  Seller Purchased Equipment. . . . . . . . .

1916-4  Spare Parts Support for Flight
        Training. . . . . . . . . . . . . . . . . .

1916-5  Promotional Support . . . . . . . . . . . .

1916-6  Configuration Decision Matters. . . . . . .

1916-7  Price Adjustment on Rolls-Royce
        Engines . . . . . . . . . . . . . . . . . .

                       TABLE OF CONTENTS


                                                    SA
                                                    Number
                                                    ------
RESTRICTED LETTER AGREEMENTS
----------------------------

6-1162-JDR-266    Aircraft Performance
                  Guarantees . . . . . . . . . . .

6-1162-JDR-267R1  Certain Contractual
                  Matters. . . . . . . . . . . . .   SA-1

6-1162-JDR-268    Advance Payment Matters . . . . .

6-1162-JDR-269    Aircraft Configuration
                  Matters. . . . . . . . . . . . . .

6-1162-JDR-270    Lessee Matters. . . . . . . . . .

6-1162-JDR-271    * Operator Matters -
                  SUPERSEDED . . . . . . . . . . . . SA-1

6-1162-JDR-272    Delivery Schedule Matters . . . .

6-1162-JDR-273    * Matters - SUPERSEDED. . . . . .  SA-1

6-1162-JDR-274    Miscellaneous Matters . . . . . .

6-1162-JDR-275    Option Aircraft . . . . . . . . .

6-1162-JDR-276    Assignment of Rights, * and *
                  Matters. . . . . . . . . . . . . .

6-1162-SSM-435    * Matters . . . . . . . . . . . .  SA-1

6-1162-SSM-482    * Operator Matters - Model
                  737, 747, 757, 767, 777
                  Aircraft . . . . . . . . . . . . . SA-1


__________
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

                                 Table 1 to
                              Purchase Agreement
                     Aircraft Deliveries and Descriptions
                            Model 777 Aircraft


                                                                  Article  Article
                                           Base                   3.2      3.4
Month/                                     Air-                   Aircraft Advance
Year     Quantity/ Detail                  frame  Special  Engine Basic    Payment
of       Model     Specification  Exhibit  Price  Features Price  Price    Base
Delivery Aircraft  No. and Date   Number   (*)    (*)      (*)    (*)      Price
-------- --------  -------------  -------  ----  -------- ------ --------  ------

*        One(1)/   D019W004-ILF-  A-3        *      *       *      *        *
         777-200   3,Rev New RR

*        One(1)/   D019W004-ILF-  A-2        *      *       *      *        *
         777-200   2,Rev New PW

*        One(1)/   D019W004-ILF-  A-3        *      *       *      *        *
         777-200   3,Rev New RR

*        One(1)/   D019W004-ILF-  A-2        *      *       *      *        *
         777-200   2,Rev New PW

*        One(1)/   D019W004-ILF-  A-1        *      *       *      *        *
         777-200   1,Rev New GE

*        One(1)/   D019W004-ILF-  A-1        *      *       *      *        *
         777-200   1,Rev New GE

*        One(1)/   D019W004-ILF-  A-2        *      *       *      *        *
         777-200   2,Rev New PW

*        One(1)/   D019W004-ILF-  A-1        *      *       *      *        *
         777-200   1,Rev New GE

*        One(1)/   D019W004-ILF-  A-1        *      *       *      *        *
         777-200   1,Rev New GE

*        One(1)/   D019W004-ILF-  A-3        *      *       *      *        *
         777-200   3,Rev New RR

*        One(1)/   D019W004-ILF-  A-1        *      *       *      *        *
         777-200   1,Rev New GE

*        One(1)/   D019W004-ILF-  A-1        *      *       *      *        *
         777-200   1,Rev New GE

__________
*     Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

                                 Table 1 to
                              Purchase Agreement
                     Aircraft Deliveries and Descriptions
                            Model 777 Aircraft

                                                                  Article  Article
                                           Base                   3.2      3.4
Month/                                     Air-                   Aircraft Advance
Year     Quantity/ Detail                  frame  Special  Engine Basic    Payment
of       Type of   Specification  Exhibit  Price  Features Price  Price    Base
Delivery Aircraft  No. and Date   Number   (*)    (*)      (*)    (*)      Price
-------- --------  -------------  -------  ----  -------- ------ --------  ------

*        One(1)/   D019W004-ILF-  A-2        *      *       *      *        *
         777-200   2,Rev New PW

*        One(1)/   D019W004-ILF-  A-1        *      *       *      *        *
         777-200   1,Rev New GE

*        One(1)/   D019W004-ILF-  A-1        *      *       *      *        *
         777-200   1,Rev New GE

*        One(1)/   D019W004-ILF-  A-3        *      *       *      *        *
         777-200   3,Rev New RR

*        One(1)/   D019W004-ILF-  A-1        *      *       *      *        *
         777-200   1,Rev New GE

*        One(1)/   D019W004-ILF-  A-1        *      *       *      *        *
         777-200   1,Rev New GE


__________
*     Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

               [LETTERHEAD TO BOEING COMMERCIAL AIRPLANE GROUP]

Subject:           * Matters

Reference:         Purchase Agreements No. 2077, 2078, 2079, 2080,
                   2081 (The Purchase Agreements) and Purchase
                   Agreements No. 1768, 1769, 1770, 1771, 1772,
                   1829, 1830 And 1916 (the Previous Purchase
                   Agreements) between the Boeing Company (Boeing) and International Lease Finance Corporation
                   (Customer) relating to Model 737, 747, 757, 767,
                   777 Aircraft (the Aircraft)

This Letter Agreement amends the Purchase Agreements and the
Previous Purchase Agreements between the Boeing Company (Boeing) and International Lease Finance Corporation (Customer) relating to Model 737, 747, 757, 767, 777 Aircraft (the Aircraft).

All terms used and not defined in this Letter Agreement, shall have the same meaning as in the Purchase Agreement.

1.        *

          1.1      *

          1.2      *

__________
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

International Lease Finance Corporation
6-1162-SSM-534    Page 2

                   1.2.1    *

                   1.2.2    *

                   1.2.3    *

                   1.2.4    *

                   1.2.5    *

2.        *

          2.1      *

          2.2      *

__________
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

International Lease Finance Corporation
6-1162-SSM-435  Page 3

          2.3      *

          2.4      *



__________
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

International Lease Finance Corporation
6-1162-SSM-435  Page 4

3.        *

          3.1      *

          3.2      *

          3.3      *



__________
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

International Lease Finance Corporation
6-1162-SSM-435  Page 5

          3.4      *

4.        *

5.        *



__________
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

International Lease Finance Corporation
6-1162-SSM-435  Page 6

6.        Confidentiality.

          Customer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.


Very truly yours,

THE BOEING COMPANY


BY  /s/ SCOTT MASSEY
    -----------------

Its Attorney-In-Fact



ACCEPTED AND AGREED TO this


Date:     November 17, 1997

INTERNATIONAL LEASE FINANCE CORPORATION


BY  /s/ R.G. DUNCAN
    -----------------------

R.G. Duncan
Its Senior Vice President

               [LETTERHEAD TO BOEING COMMERCIAL AIRPLANE GROUP]


6-1162-JDR-267R1


International Lease Finance Corporation
1999 Avenue of the Stars, 39th Floor
Los Angeles, California  90067

Subject:    Letter Agreement No. 6-1162-JDR-267R1 to
            Purchase Agreement No. 1916 - Certain Contractual
            Matters

Gentlemen:

This Letter Agreement supersedes and replaces Letter Agreement
6-1162-JDR-267 dated June 24, 1996.

This Letter Agreement amends Purchase Agreement No. 1916 (The
Agreement) between the Boeing Company (Boeing) and International
Lease Finance Corporation (Buyer) relating to Model 777 aircraft
(the Aircraft).

All terms used and not defined herein shall have the same meaning as in the Agreement.

1.        Credit Memoranda.
          ----------------

          1.1 Airframe Credits - Aircraft. In consideration of the purchase of the Aircraft, Boeing will issue a credit memorandum for each Aircraft at the time of delivery in an amount determined by *

                   1.1.1    Reduction of Certain Credit Memoranda
Amounts. The amount of each such credit memorandum to be issued for the Aircraft scheduled for delivery in *



__________
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

International Lease Finance Corporation
6-1162-JDR-267R1  Page 2

will be reduced by * at *.

                   1.1.2    Revised Delivery Schedule.  Either
pursuant to the Agreement or by mutual agreement between Boeing and Buyer, in the event the scheduled month of delivery of any Aircraft is revised or Model 737 aircraft are substituted for one Aircraft such that the Affected Aircraft scheduled months of delivery are revised from those identified in paragraph 1.1.1 herein and/or the Affected Aircraft are no longer the initial eight Aircraft delivered under the Agreement, Boeing and Buyer agree (i) that the reduction in credit memorandum will apply to each of the initial eight Aircraft to be delivered under the Agreement and (ii) the amount of the credit memorandum reduction for each of the initial eight Aircraft will be recalculated such that the net present value of the reductions for the initial eight Aircraft to be delivered under the revised delivery schedule is equal to the net present value of the reductions for the Affected Aircraft, as defined in paragraph 1.1.1 herein.

          1.2      *


__________
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

International Lease Finance Corporation
6-1162-JDR-267R1   Page 3

          1.4 Application of Credit Memoranda. Such credit memoranda may be utilized by Buyer for the purchase of * or applied against the balance of the purchase price of the Aircraft for which such credit is issued, * but may not be used for the purchase of other aircraft or application against advance payments for any Aircraft.

          1.5 Engine Thrust Changes. As shown in Attachment B to Letter Agreement No. 6-1162-JDR-269, for engines from the same manufacturer, *. In the event Boeing revises its pricing policy for other Model 777 engine thrust increases such that the price for increasing engine thrust in production for engines from the same manufacturer includes an airframe component and Buyer subsequently elects to increase the engine thrust of any Aircraft prior to delivery for engines from the same manufacturer, *.

          1.6      *



__________
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

International Lease Finance Corporation
6-1162-JDR-267R1   Page 4

2.        Cooperative Marketing Agreement.
          -------------------------------

          It is recognized by Boeing and Buyer that Buyer may, from time to time, require assistance from Boeing in product-related areas such as sales presentations, route analysis and similar activities in order to successfully market the Aircraft. Boeing agrees to cooperate with Buyer in the above-mentioned activities for the period commencing on the date of execution of the Purchase Agreement and ending on the later of December 31, 2004, or at delivery of the last Aircraft, unless earlier termination is mutually agreed. Boeing further agrees to meet with Buyer from time to time during such period to review sales campaigns of mutual interest.

The above cooperative marketing agreement is subject to the following conditions:

          (i) all financial transactions and any lease-related incentives to be provided by Buyer to its lessees shall be the sole responsibility of Buyer and Boeing's financial commitments in support of any transaction involving any Aircraft shall be limited to the business arrangements between Boeing and Buyer set forth in the Purchase Agreement for any such Aircraft unless otherwise specifically agreed to by Boeing and Buyer and included in the Purchase Agreement by written amendment; and

          (ii) Nothing contemplated in this paragraph 2 shall in any way restrict either party from pursuing those independent sales activities which either considers in its own best interests without concern for the effects of any such action on the other party; and

          (iii) The cooperation contemplated hereunder shall in no way require either party to disclose to the

International Lease Finance Corporation
6-1162-JDR-267R1   Page 5

other any data or interests of any customer or potential customer provided to either party in confidence by that customer or potential customer or which is proprietary to either party.

Nothing in this paragraph 2 or elsewhere in this Purchase
Agreement shall be deemed to create a joint venture, agency or other mutual legal relationship between the parties and the sole relationship of Boeing and Buyer is one of seller and purchaser of the Aircraft.

*

3.        Credit Memorandum *.
          --------------------

          *



__________
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

International Lease Finance Corporation
6-1162-JDR-267R1   Page 6

4.        *

5.        Improvement of *.
          ------------------

          In consideration of the purchase of the Aircraft, Boeing will *


__________
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

International Lease Finance Corporation
6-1162-JDR-267R1   Page 7

An appropriate amendment to the above affected purchase agreement will be executed by Buyer and Boeing simultaneously with the Agreement.

6.        Application to * Aircraft.
          -------------------------

          The terms of this Agreement, including amending Letter
Agreements executed simultaneously with the Agreement but excluding the provisions of paragraphs 1.1 And 1.3 Of this Letter
Agreement, are applicable to *

7.        Special Credit Consideration.
          ----------------------------

          In consideration of the purchase of the Aircraft *, Boeing will issue a special credit memorandum of *. Such credit memoranda may be utilized by Buyer for the purchase of *.

8.        Deletion of Option Aircraft.
          ---------------------------

          In consideration of the purchase of the Aircraft, Boeing agrees to (i) cancel one Model 757-200 option * and (ii) cancel one Model 767-300 option *


__________
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

International Lease Finance Corporation
6-1162-JDR-267R1   Page 8

Appropriate amendments to the above affected purchase agreements will be executed by Buyer and Boeing simultaneously with the Agreement.

International Lease Finance Corporation
6-1162-JDR-267R1   Page 9

9.        Confidentiality.
          ----------------

          Buyer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in Letter Agreement 1916-1.


Very truly yours,

THE BOEING COMPANY


By /s/ SCOTT MASSEY
   ----------------

Its Attorney-In-Fact



ACCEPTED AND AGREED TO THIS 17

day of November, 1997


INTERNATIONAL LEASE FINANCE CORPORATION


By /s/ R.G. DUNCAN
   --------------------
   R.G. Duncan

Its Senior Vice President



__________
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

               [LETTERHEAD TO BOEING COMMERCIAL AIRPLANE GROUP]

6-1162-SSM-482

International Lease Finance Corporation
1999 Avenue of the Stars, 39th Floor
Los Angeles, CA  90067

Subject:                    * Operator Matters - Model 737, 747, 757,
                            767, 777 Aircraft

Reference:         Purchase Agreement Nos. 1768, 1769, 1770, 1771,
                   1772, 1829, 1830, 1916 (The Purchase Agreements) between the Boeing Company (Boeing) and International Lease Finance Corporation (Buyer) relating to Model 737, 747, 757, 767, 777 aircraft (the Aircraft)

        This letter agreement amends the following Purchase
Agreements, as amended, between The Boeing Company (Boeing) and
International Lease Finance Corporation (Buyer) relating to certain aircraft as listed below (the Aircraft).

       Purchase Agreement   Aircraft Model       Date Executed
       ------------------   --------------       ------------------
          1768               747-400             December 15, 1992
          1769               777-200B            December 15, 1992
          1770               767-300ER           December 15, 1992
          1771               757-200             December 15, 1992
          1772               737-300/-400/-500   December 15, 1992
          1829               737-300/-400/-500   June 27, 1995
          1830               737-600/-700/-800   June 27, 1995
          1916               777-200B            June 24, 1996


          All terms used and not defined herein shall have the same meaning as in the Purchase Agreements.

1.        *


__________
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

International Lease Finance Corporation
6-1162-SSM-482   Page 2

2.        *

3.        *


__________
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

International Lease Finance Corporation
6-1162-SSM-482   Page 3

4.        *


__________
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

International Lease Finance Corporation
6-1162-SSM-482   Page 4

5.        *

6.        Reports.
          --------

          Boeing agrees to provide quarterly reports to Buyer of the status of *.

7.        Supersedure of Existing Letter Agreements.
          -----------------------------------------

          The following letter agreements are superseded and replaced in their entirety by this Letter Agreement.

          Letter Agreement No. 6-1162-RLL-470 to PA Nos. 1768, 1769, 1770, 1771 and 1772
          Letter Agreement No. 6-1162-KRG-1432 to PA No. 1829 Letter Agreement No. 6-1162-KRG-1447 to PA No. 1830 Letter Agreement No. 6-1162-JDR-271 to PA No. 1916

8.        Simultaneous Execution of Certain Agreements.
          --------------------------------------------

          Considerations provided to Buyer by Boeing in this letter agreement are conditioned upon simultaneous execution of this letter agreement, Aircraft General Terms Agreement AGTA-ILF (the
AGTA), Purchase Agreements 2077, 2078, 2079, 2080, 2081, and
associated letter agreements.


__________
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

International Lease Finance Corporation
6-1162-SSM-482   Page 5

9. Confidentiality. Buyer understands that certain commercial and financial information contained in this letter agreement are considered by Boeing as confidential. Buyer agrees that it will treat this letter agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this letter agreement or any information contained herein to any other person or entity.



Very truly yours,

THE BOEING COMPANY


By /s/ SCOTT MASSEY
   ----------------


Its Attorney-In-Fact


ACCEPTED AND AGREED TO this


Date:  November 17, 1997

INTERNATIONAL LEASE FINANCE CORPORATION


By  /s/ R.G. DUNCAN
    ----------------
   R.G. Duncan
   Its Senior Vice President